Group Variable Universal Life Insurance
The Prudential Variable Contract Account GI-2
The Prudential Insurance Company of America

Supplement dated September 8, 2015
to
the Prospectus dated May 1, 2015
for
Group Variable Universal Life Insurance Contracts

This Supplement should be read and retained with the current Prospectus for your Group Variable Universal Life Insurance Certificate. This Supplement is intended to update certain information in the Prospectus for your Group Variable Universal Life Insurance Certificate. If you would like another copy of the current Prospectus, please contact us at (800) 562-9874.

From August 24, 2015 to August 28, 2015, Unit Values for certain Sub-accounts that invest in Portfolios of Funds managed by our affiliates may have reflected pricing as of a prior date and/or may not have been accurately reported due to the inability to receive timely and accurate information from an external provider of Portfolio information. We have been advised that the external provider commenced timely and accurate processing on Monday, August 31, 2015. All Unit Values from August 24, 2015 to August 28, 2015 have been received and account values and transactions will be updated, as needed. Please note that there is no action required of you in connection with your contract.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

GVULSUP109